Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The following table presents the components of the income tax (provision) benefit from continuing operations for the years ended December 31, 2010, 2011 and 2012:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Current
Federal	$(3,026)	$(1,491)	$(159)
State	(4,242)	(2,286)	1,383
Total Current	(7,268)	(3,777)	1,224
Deferred
Federal	(46,964)	(19,476)	(2,580)
State	(2,635)	1,522	2,687
Total Deferred	(49,599)	(17,954)	107
Total income tax (provision) benefit	$(56,867)	$(21,731)	$1,331

The following table summarizes the significant differences between the U.S. federal statutory tax rate and the Company's effective tax rate for financial statement purposes for the years ended December 31, 2010, 2011 and 2012:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Federal income tax provision at statutory rate	$(48,416)	$(20,719)	$(3,013)
State income taxes, net of federal benefit	(5,366)	(2,197)	(703)
Nondeductible expenses	(2,671)	(220)	(280)
Net change to valuation allowance	351	370	1,348
Change in state tax rate	(657)	(185)	1,985
Uncertain tax positions	—	1,220	1,893
Other	(108)	—	101
Income tax (provision) benefit	$(56,867)	$(21,731)	$1,331

Deferred tax assets and liabilities include the following as of December 31, 2011 and 2012:

	As of December 31,
	2011	2012
	(in thousands)
Current deferred tax assets:
Accrued liabilities and reserves	$11,062	$10,834
Net operating loss carryforwards	29,810	902
Other	8,775	9,873
Valuation allowance	(5,947)	(2,605)
Current deferred tax liabilities:
Accrued liabilities and reserves	(268)	(751)
Other	(4,995)	(2,299)
Total net current deferred tax assets	38,437	15,954
Non-current deferred tax assets:
Net operating loss carryforwards	166,531	195,440
Accrued liabilities and reserves	5,965	7,602
Subscriber base and other intangible assets	53,525	36,586
Valuation allowance	(33,985)	(35,990)
Other	57,662	58,907
Non-current deferred tax liabilities:
Subscriber base and other intangible assets	(62,721)	(41,544)
Accrued liabilities and reserves	(1,236)	(316)
Indefinite lived intangible assets	(1,644)	(1,925)
Other	(11,721)	(23,748)
Total net non-current deferred tax asset	172,376	195,012
Net deferred tax asset	$210,813	$210,966

Effective Tax Rate. The effective rate of -15% differs from the federal statutory rate of 35% primarily because of state taxes. The state tax items for the year ended December 31, 2012 decrease the effective tax rate by approximately 55%. These items primarily relate to changes to the Company's state deferred income tax rates and the resulting impact on the re-measurement of deferred tax assets and liabilities recorded on the balance sheet as of January 1, 2012; the release of valuation allowance related to specific state net operating losses; and the reversal of state related uncertain tax positions in the current year due to statute expirations. The current federal provision was due to federal alternative minimum tax amounts payable due to the net operating loss carryforward limitations associated with the alternative minimum tax calculation. The current state tax benefit and the non-cash state deferred tax benefit were due primarily to the favorable state effective tax rate impacting items discussed above.

Valuation allowance. The Company has a valuation allowance of $38.6 million against certain deferred tax assets. Of this amount, approximately $32.0 million relates to net operating losses generated by the tax benefits of stock-based compensation. The valuation allowance will be removed upon utilization of these net operating losses by the Company as an adjustment to additional paid-in-capital.  Approximately $6.6 million relates to net operating losses in certain jurisdictions where the Company believes it is not “more likely than not” to be realized in future periods.

During the year ended December 31, 2010, the Company released $0.5 million of its valuation allowance related to its deferred tax assets. This valuation allowance release was a combination of an increase in valuation allowance of $0.4 million relating to stock compensation deferred tax assets, and a decrease in valuation allowance of $0.9 million relating to NOLs, which the Company determined it will more-likely-than-not be able to utilize due to the generation of sufficient taxable income in certain jurisdictions in the future.

During the year ended December 31, 2011, the Company released $0.4 million of its valuation allowance related to its deferred tax assets, primarily relating to NOLs which the Company determined it will more-likely-than-not be able to utilize due to the generation of sufficient taxable income in certain jurisdictions in the future.

During the year ended December 31, 2012, the Company released $1.3 million of its valuation allowance related to its deferred tax assets. This valuation allowance release was a combination of a decrease in valuation allowance of approximately $1.2 million relating to NOLs which the Company had previously determined it would not more-likely-than-not be able to utilize due to the generation of significant taxable income in the future, which will now be available for use by income generating companies, and an additional decrease in valuation allowance of approximately $0.1 million relating to NOLs, which the Company determined it will more-likely-than-not be able to utilize due to the generation of sufficient taxable income in certain jurisdictions in the future.

To the extent the Company reports income in future periods, the Company intends to use its net operating loss carryforwards to the extent available to offset taxable income and reduce cash outflows for income taxes.  The Company’s ability to use its federal and state net operating loss carryforwards and federal and state tax credit carryforwards may be subject to restrictions attributable to equity transactions in the future resulting from changes in ownership as defined under the Internal Revenue Code.

Deferred tax assets and NOLs. As of December 31, 2011 and 2012, the Company had gross NOLs for federal income tax purposes totaling approximately $494.0 million and $493.6 million, respectively, which begin to expire in 2019. Of these federal NOLs approximately $406.3 million were limited under Internal Revenue Code Section 382 in 2011 and $350.5 million were limited in 2012. As of December 31, 2011 and 2012, the Company had gross NOLs for state income tax purposes totaling approximately $796.5 million and $786.4 million, respectively, which started to expire in 2012. Under the Tax Reform Act of 1986, the Company's ability to use its federal and state NOLs and federal and state tax credit carry forwards to reduce future taxable income and future taxes, respectively, is subject to restrictions attributable to equity transactions that have resulted in a change of ownership as defined in Internal Revenue Code Section 382. As a result, the NOL amounts as of December 31, 2012 reflect the restriction on the Company's ability to use its acquired federal and state NOLs; however, the Company continues to evaluate potential changes to the Section 382 limitations associated with acquired federal and state NOLs. The utilization of these NOLs could be further restricted in future periods which could result in significant amounts of these NOLs expiring prior to benefiting the Company.

Future transactions and the timing of such transactions could cause an ownership change under Section 382 of the Internal Revenue Code. Such transactions may include our share repurchase program, additional issuances of common stock by us , and acquisitions or sales of shares by certain holders of our shares, including persons who have held, currently hold, or may accumulate in the future five percent or more of our outstanding stock. Many of these transactions are beyond our control.

As of December 31, 2011 and 2012, the Company had alternative minimum tax credits of approximately $14.8 million and $15.0 million. These credits do not have an expiration date.

Uncertain tax positions.  The Company has identified its federal tax return and its state tax returns in Alabama, California, Florida, Georgia, Massachusetts, New York and North Carolina as material tax jurisdictions for purposes of calculating its uncertain tax positions.  Periods extending back to 1997 are still subject to examination for all material jurisdictions. The Company believes that its income tax filing positions and deductions through the period ended December 31, 2012 will not result in a material adverse effect on the Company’s financial condition, results of operations or cash flow. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.  As of December 31, 2011 and 2012, $0.6 million and $0.7 million, respectively, of interest and $1.1 million and $0.8 million of penalties, respectively, had been accrued.

A reconciliation of changes in the amount of unrecognized tax benefits for the years ended December 31, 2010, 2011 and 2012 is as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Balance as of January 1	$1,315	$18,367	$24,560
Additions for tax positions of prior years	185	192	19
Adjustments to tax positions under purchase accounting	17,630	7,812	399
Decreases for tax positions related to prior years	(763)	(1,811)	(1,578)
Balance as of December 31	$18,367	$24,560	$23,400

During the year ended December 31, 2012, $0.4 million of uncertain tax positions resulting from the acquisition of One Communications were recorded through acquisition accounting.

As of December 31, 2011, it was reasonably possible that approximately $1.3 million of the total uncertain tax positions recorded would reverse within the next twelve months. As of December 31, 2012, it is reasonably possible that approximately $1.0 million of the total uncertain tax positions recorded will reverse within the next twelve months, primarily due to the expiration of statutes of limitation in various jurisdictions. Of the total uncertain tax positions recorded on the balance sheet, $7.5 million would impact the effective tax rate once settled.